Nicor Inc.
                                                                Form 10-K
                                                                Exhibit 24.01





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                    ROBERT M. BEAVERS, JR.
                                    Robert M. Beavers, Jr.





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                 BRUCE P. BICKNER
                                 Bruce P. Bickner





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                               JOHN H. BIRDSALL, III
                               John H. Birdsall, III





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                   W. H. CLARK
                                   W. H. Clark




                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                 DENNIS J. KELLER
                                 Dennis J. Keller





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                 CHARLES S. LOCKE
                                 Charles S. Locke





                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                SIDNEY R. PETERSEN
                                Sidney R. Petersen





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                  DANIEL R. TOLL
                                  Daniel R. Toll




                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                 PATRICIA A. WIER
                                 Patricia A. Wier